UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PYXIS ONCOLOGY, INC. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

PYXIS ONCOLOGY, INC.

321 Harrison Avenue

Boston, Massachusetts 02118

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 23, 2024

DEAR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Pyxis Oncology, Inc., a Delaware corporation, will be held on October 23, 2024 at 10:00 a.m. Eastern Standard Time in a virtual meeting format only. We believe hosting a virtual meeting enables participation by more of our stockholders, while lowering the cost of conducting the meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. In order to attend the Special Meeting, you must register at www.proxydocs.com/PYXS. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Special Meeting and to vote and submit questions during the Special Meeting. We recommend that you log in a few minutes before 10:00 a.m., Eastern Standard Time, on October 23, 2024, to ensure you are logged in when the Special Meeting begins.

During the Special Meeting, stockholders will be asked to consider the following matters, as more fully described in the proxy statement accompanying this notice:

1.	the approval of an amendment to the 2021 Equity and Incentive Plan to increase the available shares by 5,500,000 shares (the "Plan Amendment");
2.

to approve the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chairperson of the Board, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Plan Amendment; and

3.	the transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Stockholders of record at the close of business on September 9, 2024 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. All stockholders are cordially invited to attend the meeting.

YOUR VOTE IS IMPORTANT.

You may cast your vote over the Internet, by telephone, or by completing and mailing a proxy card. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person virtually. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend.

You can find detailed information regarding voting in the section titled “General Information” on pages 1 through 5 of the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2024

The notice of the Special Meeting and proxy statement are available at www.proxydocs.com/PYXS.

You will be asked to enter the control number located on your proxy card to access the Company’s materials and vote through www.proxydocs.com/PYXS.

BY ORDER OF THE BOARD OF DIRECTORS

Lara Sullivan, M.D. President and Chief Executive Officer

Boston, Massachusetts

[______ __], 2024

PYXIS ONCOLOGY, INC.

321 Harrison Avenue

Boston, Massachusetts 02118

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 23, 2024

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of Pyxis Oncology, Inc. (“we,” “us,” “our,” the “Company” or “Pyxis Oncology”), a Delaware corporation, in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of stockholders to be held on October 23, 2024 (the “Special Meeting”), and at any adjournment or postponement thereof. The Special Meeting will be held at 10:00 a.m. Eastern Standard Time in a virtual meeting format. In order to attend the Special Meeting, you must register at www.proxydocs.com/PYXS. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Special Meeting and to vote and submit questions during the Special Meeting. This proxy statement and the accompanying proxy card are first being made available to stockholders on or about [______ __], 2024.

Please note that references to our website herein do not constitute incorporation by reference of the information contained at or available through our website.

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend.

What proposals will be voted on at the Special Meeting and how does the Board recommend that stockholders vote on the proposals?

The proposals to be voted on at the Special Meeting and the Board recommendation on each proposal is set forth below:

•	“FOR” Proposal One – The approval of an amendment to the 2021 Equity and Incentive Plan to increase the available shares by 5,500,000 shares (the "Plan Amendment").
•

“FOR” Proposal Two – The approval of the adjournment of the Special Meeting, if necessary, in the reasonable discretion of the Chairperson of the Board, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Plan Amendment (the “Adjournment Proposal”).

We will also consider other business, if any, that properly comes before the Special Meeting.

Who is entitled to vote?

The record date for the Special Meeting is the close of business on September 9, 2024. As of the record date, 59,422,945 shares of our common stock, par value $0.001 per share, were outstanding. Only holders of record of our common stock as of the record date will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the record date.

What do I need for admission to the Special Meeting?

In order to attend the Special Meeting, you must register at www.proxydocs.com/PYXS. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Special Meeting and to vote and submit questions during the Special Meeting. You will not be able to attend the Special Meeting physically in person.

As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

On the day of the Special Meeting, stockholders may begin to log in to the meeting 15 minutes prior to the start time. The Special Meeting will begin promptly at 10:00 a.m. Eastern Standard Time on October 23, 2024.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting. If you encounter any difficulties accessing the virtual-only Special Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Can I ask questions during the Special Meeting?

Our virtual Special Meeting will allow stockholders to submit questions before and during the Special Meeting. During a designated question and answer period at the Special Meeting, we will respond to appropriate questions submitted by stockholders. If you would like to submit a question during the Special Meeting, you may log in to www.proxydocs.com/PYXS using your control number, type your question into the “Ask a Question” field, and click “Submit.”

We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Special Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Special Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

How can I vote my shares?

Shares Held of Record. If you hold your shares in your own name as a holder of record, you may authorize that your shares be voted at the Special Meeting in one of the following ways:

By Internet	Follow the instructions on the proxy card.
By Telephone	Follow the instructions on the proxy card.
By Mail	Complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)

You may also vote in person virtually by attending the meeting through www.proxydocs.com/PYXS. To attend the Special Meeting and vote your shares, you must register for the Special Meeting and provide the control number located on your proxy card.

Shares Held in Street Name. If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Special Meeting. If you want to vote in person virtually at the Special Meeting, you must register in advance at www.proxydocs.com/PYXS. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Even if you plan to attend the Special Meeting, we recommend that you submit your proxy or voting instructions in advance of the Special Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Special Meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•	delivering to us (Attention: Corporate Secretary) at the address on the first page of this proxy statement a written notice of revocation of your proxy;
•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•	attending the Special Meeting and voting your shares electronically.

Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

What is a broker non-vote?

Brokers, banks or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The approval of the Plan Amendment (Proposal One) and the Adjournment Proposal (Proposal Two) are considered non-routine matters.

A broker non-vote occurs when a broker, bank or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. Broker non-votes will occur as to Proposal One and Proposal Two and any other non-routine matters that are properly presented at the Special Meeting. Broker non-votes will have no impact on the voting results.

What constitutes a quorum?

The presence at the Special Meeting, either virtually or by proxy, of holders of a majority of the aggregate number of shares of our issued and outstanding common stock entitled to vote thereat as of the record date shall constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present at the Special Meeting.

What vote is required to approve each matter to be considered at the Special Meeting?

The Plan Amendment (Proposal One). The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote on this proposal at the Special Meeting is required for the approval of Proposal One. An abstention on Proposal One will have the same effect as a vote “AGAINST” Proposal One. Broker non-votes will have no impact on the voting results.

The Adjournment Proposal (Proposal Two). The affirmative vote of the majority of the shares of our common stock present in person or represented by proxy and entitled to vote on this proposal at the Special Meeting is required for the approval of Proposal Two. An abstention on Proposal Two will have the same effect as a vote “AGAINST” Proposal Two. Broker non-votes will have no impact on the voting results.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by the start of the Special Meeting unless otherwise provided on the proxy card or voting instruction form. Proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.

How will my shares be voted if I return a blank proxy card or a blank voting instruction card?

If you are a holder of record of shares of our common stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board's recommendations.

If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•	will be counted as present for purposes of establishing a quorum;
•

will not be counted in connection with the approval of the Plan Amendment (Proposal One), the Adjournment Proposal (Proposal Two) or any other non-routine matters that are properly presented at the Special Meeting. For each of these proposals, your shares will be treated as “broker non-votes.” A broker non-vote will have no impact on the voting results.

Our Board knows of no matters to be presented at the Special Meeting other than the proposals described in this proxy statement. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of our Board. All expenses of the solicitation, including the cost of preparing and mailing this proxy statement, will be borne by the Company.

Will a stockholder list be available for inspection?

In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available for 10 days prior to the Special Meeting at Pyxis Oncology, Inc., 321 Harrison Avenue, Boston, Massachusetts 02118 between the hours of 8:00 a.m. and 5:00 p.m. Eastern Standard Time.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the United States Securities and Exchange Commission ("SEC"), called “householding.” Under this procedure, we send only one proxy statement to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge at www.proxyvote.com, by telephone at 1-800-579-1639 or by email at: sendmaterial@proxyvote.com. Similarly, you may also contact Broadridge if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL ONE:

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE UNDER OUR 2021 EQUITY AND INCENTIVE PLAN BY 5,500,000 SHARES

Our Board has adopted and is seeking stockholder approval of an amendment to our 2021 Equity and Incentive Plan (the “2021 Plan”) to increase the number of shares of our common stock that are available to be issued under the 2021 Plan by 5,500,000 shares (subject to adjustment for stock splits, stock dividends and similar events). No additional changes to the 2021 Plan are proposed. There were [___] shares of our common stock available for future grants or awards under the 2021 Plan as of [______ __], 2024.

Our Board recommends approval of the increase in shares of our common stock available under the 2021 Plan in order to enable us to continue to provide equity compensation to attract, retain and motivate current and prospective officers, directors, employees, consultants, agents and independent contractors. Our Board believes that the Plan Amendment will further our ability to hire and retain key talent deemed necessary to achieve our business objectives. Our Board believes that equity compensation promotes growth and provides a meaningful incentive to directors and employees of successful companies.

The following is a summary of the material terms of our 2021 Plan (as proposed to be amended by the Plan Amendment, the “Amended 2021 Plan”). This summary is qualified in its entirety by reference to the complete text of the 2021 Plan, as proposed to be amended by the Plan Amendment, which is attached as Appendix A-1. For ease of reference, the marked copy of the 2021 Plan in Appendix A-2 shows the proposed changes of the Plan Amendment with the deleted text in strikethrough format and added text underlined. Stockholders are urged to read the actual text of the 2021 Plan and the proposed Plan Amendment.

Summary of the Amended 2021 Plan

Purpose. The purposes of the Amended 2021 Plan are to align the interests of our stockholders and those eligible for awards, to retain officers, directors, employees, and other service providers, and to encourage them to act in our long-term best interests. Our Amended 2021 Plan provides for the grant of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock awards, and performance awards. The material terms of the Amended 2021 Plan are as follows:

Eligibility. Officers, directors, employees, consultants, agents and independent contractors who provide services to us or to any subsidiary of ours are eligible to receive awards under the Amended 2021 Plan. The aggregate value of cash compensation to be paid and the grant date fair value of equity awards that may be granted during any fiscal year of the Company to any non-employee director will not exceed $1,000,000, multiplied by 1.5x with respect to the fiscal year of a non-employee director’s initial service as a non-employee director. As of September 9, 2024, three executive officers, fifty-one employees, and eight non-employee directors are eligible to participate in the Amended 2021 Plan if selected by the compensation committee of our Board (the “Compensation Committee”).

Common Stock Subject to the Amended 2021 Plan. Subject to adjustment for changes in capitalization in accordance with the terms of the Amended 2021 Plan, the number of shares of our common stock reserved for issuance under the 2021 Plan, other than substitute awards issued in connection with corporate transactions, was initially equal to 3,852,807 shares, plus an annual increase added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2022 and continuing until, and including, the fiscal year ending December 31, 2031. The annual increase is equal to the lesser of (i) 5% of the number of shares of our common stock outstanding on the first day of such fiscal year or (ii) such other amount determined by our Board (the “Annual Evergreen”). The Annual Evergreen resulted in an aggregate additional 5,632,886 shares of our common stock added to the Plan in 2022, 2023 and 2024. If the Plan Amendment is approved by the stockholders, the number of shares of our common stock authorized to be issued under the 2021 Plan will increase by 5,500,000 shares. If the Plan Amendment is not approved, the existing share pool along with any additional shares resulting from the Annual Evergreen will remain available for future grants.

To the extent an equity award granted under the Amended 2021 Plan (other than any substitute award), expires or otherwise terminates without having been exercised or paid in full, or is settled in cash, the shares subject to such award will become available for future grant under the Amended 2021 Plan. In addition, to the extent shares subject to an award granted under the Amended 2021 Plan are withheld to satisfy a participant’s tax withholding obligation upon the exercise or settlement of such award (other than any substitute award) or to pay the exercise price of a stock option, such shares will become available for future grant under the Amended 2021 Plan. On [_______ __], 2024, the closing price of our common stock on the Nasdaq Global Select Market was $[___] per share.

Plan Administration. The Compensation Committee administers the Amended 2021 Plan. Our Board has the authority to amend and modify the plan, subject to any stockholder approval required by applicable law or stock exchange rules. Subject to the terms of the Amended 2021 Plan, the Compensation Committee has the authority to determine the eligibility for awards and the terms, conditions, and restrictions, including vesting terms, the number of shares subject to an award, and any performance goals applicable to grants made under the Amended 2021 Plan. The Compensation Committee also has the authority, subject to the terms of the Amended 2021 Plan, to construe and interpret the Amended 2021 Plan and awards, and amend outstanding awards at any time.

Stock Options and Stock Appreciation Rights. The Compensation Committee may grant incentive stock options, nonstatutory stock options, and stock appreciation rights under the Amended 2021 Plan, provided that incentive stock options are granted only to employees. Other than with respect to substitute awards, the exercise price of stock options and stock appreciation rights under the Amended 2021 Plan will be fixed by the Compensation Committee, but must equal at least 100% of the fair market value of our common stock on the date of grant. The term of an option or stock appreciation right may not exceed ten years; provided, however, that an incentive stock option held by an employee who owns more than 10% of all of our classes of stock, or of certain of our affiliates, may not have a term in excess of five years, and must have an exercise price of at least 110% of the fair market value of our common stock on the grant date. The Amended 2021 Plan prohibits the payment of dividend equivalents on stock options and stock appreciation rights. Subject to the provisions of the Amended 2021 Plan, the Compensation Committee will determine the remaining terms of the options and stock appreciation rights (e.g., vesting). Upon a participant’s termination of service, the participant may exercise his or her option or stock appreciation right, to the extent vested (unless the Compensation Committee permits otherwise), as specified in the award agreement.

Stock Awards. The Compensation Committee will decide at the time of grant whether an award will be in the form of restricted stock, restricted stock units, or other stock award. The Compensation Committee will determine the number of shares subject to the award, vesting, and the nature of any performance measures. Unless otherwise specified in the award agreement, the recipient of restricted stock will have voting rights and be entitled to receive dividends with respect to his or her shares of restricted stock. The recipient of restricted stock units will not have voting rights, but his or her award agreement may provide for the receipt of dividend equivalents. The Compensation Committee may grant other stock awards that are based on or related to shares of our common stock, such as awards of shares of common stock granted as bonus and not subject to any vesting conditions, deferred stock units, stock purchase rights, and shares of our common stock issued in lieu of our obligations to pay cash under any compensatory plan or arrangement. Any dividends or dividend equivalents paid with respect to stock awards subject to performance-based vesting conditions will be subject to the same performance-based vesting conditions as the underlying awards.

Performance Awards. The Compensation Committee will determine the value of any performance award, the vesting and nature of the performance measures, and whether the award is denominated or settled in cash or in shares of our common stock. The performance goals applicable to a particular award will be determined by the Compensation Committee at the time of grant. Any dividends or dividend equivalents paid with respect to performance awards that remain subject to performance-based vesting conditions will be subject to the same performance-based vesting conditions as the underlying awards.

Transferability of Awards. The Amended 2021 Plan does not allow awards to be transferred other than by will or the laws of inheritance following the participant’s death, and options may be exercised, during the lifetime of the participant, only by the participant. However, an award agreement may permit a participant to assign an award to a family member by gift or pursuant to a domestic relations order, or to a trust, family limited partnership or similar entity established for one of the participant’s family members. A participant may also designate a beneficiary who will receive outstanding awards upon the participant’s death.

Certain Adjustments. If any change is made in our common stock subject to the Amended 2021 Plan, or subject to any award agreement under the Amended 2021 Plan, without the receipt of consideration by us, such as through a stock split, stock dividend, extraordinary distribution, recapitalization, combination of shares, exchange of shares or other similar transaction, appropriate adjustments will be made in the number, class, and price of shares subject to each outstanding award and the numerical share limits contained in the plan.

Change in Control. Subject to the terms of the applicable award agreement, upon a “change in control” (as defined in the Amended 2021 Plan), our Board may, in its discretion, determine whether some or all outstanding options and stock appreciation rights will become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and restricted stock unit awards will lapse in full or in part and whether the performance measures applicable to some or all outstanding awards will be deemed to be satisfied. Our Board may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, or other property be substituted for some or all of our shares of common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder and be immediately cancelled by us in exchange for a cash payment, shares of our common stock of the corporation resulting from or succeeding us, other property or a combination of cash, such shares of stock or other property.

Clawback. Awards granted under the Amended 2021 Plan and any cash payment or shares of our common stock delivered pursuant to an award are subject to forfeiture, recovery, or other action pursuant to the applicable award agreement or any clawback or recoupment policy that we may adopt, including, without limitation, the Pyxis Oncology, Inc. Policy on Recoupment of Incentive Compensation.

Plan Termination and Amendment. Our Board has the authority to amend, suspend, or terminate the Amended 2021 Plan, subject to any requirement of stockholder approval required by law or stock exchange rules. Our Amended 2021 Plan will terminate on the ten-year anniversary of our Board’s initial approval of the 2021 Plan, unless our Board terminates it earlier.

New Plan Benefits. The Compensation Committee has the discretion to grant awards under the Amended 2021 Plan, and therefore it is not possible at the time of filing of this proxy statement to determine future awards that will be received by our named executive officers or others under the Amended 2021 Plan. All officers, directors, employees, consultants, agents and independent contractors of the Company and its subsidiaries are eligible for consideration to participate in the Amended 2021 Plan. Please see the Director Compensation and Executive Compensation sections of this proxy statement for further information regarding the grants received by our non-employee directors and named executive officers during 2023.

Historical Equity Awards Table

The following table sets forth the number of shares subject to awards granted over the lifetime of the Amended 2021 Plan to the individuals and groups as indicated as of [______ __], 2024.

Name and Position	Stock Options (#)	Restricted Stock Units (#)
Lara Sullivan, M.D., President and Chief Executive Officer
Pamela Connealy, Chief Financial Officer and Chief Operating Officer
Ken Kobayashi, M.D., Chief Medical Officer
Jay Feingold, M.D., Ph.D., Former Chief Medical Officer
All current executive officers as a group (three persons)
All current non-executive officer directors as a group (eight persons)
All employees (other than current executive officers) as a group (approximately [___] persons)

No awards have been granted under the 2021 Plan over its lifetime to the following categories of persons: (i) any associates of our non-employee directors, executive officers or nominees or (ii) any other person who received or who is to receive 5% of such options, warrants or rights.

Federal Income Tax Information with Respect to the Amended 2021 Plan

The following summarizes certain U.S. federal income tax considerations generally applicable to awards granted under the Amended 2021 Plan. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Nonstatutory Stock Options. The grantee of a nonstatutory stock option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a nonstatutory stock option, the excess of the fair market value of the underlying shares of common stock on the exercise date over the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares (which will be long-term capital gain if the shares are held for more than one year). Subject to certain limitations, we may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonstatutory stock option.

Incentive Stock Options. The grantee of an incentive stock option recognizes no income for federal income tax purposes on the grant thereof. There is no income tax recognized upon exercise of an incentive stock option, but the excess of the fair market value of the underlying shares over the option exercise price at the time of exercise will constitute an item of tax preference for purposes of the alternative minimum tax. If no disposition of shares acquired upon exercise of the option is made by the option holder within the later of (i) two years from the date of the grant of the option and (ii) one year after exercise of the incentive stock option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or the amount realized upon the sale and the exercise price of the incentive stock option is treated as compensation to the employee and is taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

In connection with the sale of the shares covered by incentive stock options, we are allowed a deduction for federal tax purposes only to the extent, and at the time, the option holder recognizes ordinary income (for example, by reason of the sale of shares by the holder of an incentive stock option within the later of two years of the date of the option grant or one year after the exercise of the option), subject to certain limitations on the deductibility of compensation paid to executives.

Restricted Stock Awards. The grantee of a restricted stock award (i.e., an award of stock subject to a substantial risk of forfeiture) recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, the grantee otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the grantee held the shares for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture).

Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Code, within 30 days of the transfer of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is transferred, the fair market value of the common stock on the date of grant less the amount, if any, the grantee paid for such stock. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the disposition is more than one year after the date of grant). Grantees of restricted stock awards are advised to consult their own tax advisors with regard to elections pursuant to Section 83(b) of the Code.

Stock Appreciation Rights. The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the grantee will recognize as ordinary income the excess of the fair market value of the common stock delivered to the grantee (and the amount of cash, if any, paid to the grantee) in connection with such exercise.

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a stock appreciation right as ordinary income for the year in which the stock appreciation right is exercised.

Restricted Stock Units. The grantee of a restricted stock unit recognizes no income for federal income tax purposes on the grant thereof. When the cash or shares (as applicable) are transferred (upon vesting of the award), the grantee will recognize as ordinary income the value of cash or shares transferred. The grantee’s basis in any such shares will be equal to the fair market value of the shares upon transfer, and this basis will be used in determining any gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a restricted stock unit as ordinary income for the year in which such income is recognized.

Performance Awards. The federal income tax laws applicable to performance awards are the same as those applicable to restricted stock units, described above.

Withholding. Subject to certain limitations, we are required to withhold taxes from amounts taxable to our employees as compensation.

Section 162(m). Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s (i) chief executive officer, (ii) chief financial officer, (iii) three most highly compensated executive officers other than the chief executive officer or chief financial officer serving as of the end of the fiscal year and (iv) certain former executive officers of the Company.

Recommendation

Shares available under the 2021 Plan will not be increased by the amount set forth in the Plan Amendment unless the Plan Amendment is approved by stockholders. If the Plan Amendment is not approved by stockholders, the 2021 Plan will remain in effect in its current form, with the remaining pool of shares (including any increase pursuant to the Annual Evergreen).

Our Board of Directors recommends that you vote FOR the approval of the Plan Amendment to increase in the number of shares of our common stock available for issuance under our 2021 Plan by 5,500,000 shares.

PROPOSAL TWO: ADJOURNMENT PROPOSAL

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IN THE REASONABLE DISCRETION OF THE CHAIRPERSON OF THE BOARD, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PLAN AMENDMENT

Background

If, at the Special Meeting, the number of shares of our common stock present or represented and voting in favor of the Plan Amendment is insufficient to approve such proposal, the Chairperson of the Board, in his reasonable discretion, may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of the Plan Amendment.

Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the Special Meeting and voting in favor of the Plan Amendment is insufficient to approve such proposal, it is in the best interests of our stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve the Plan Amendment.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, or any adjournment or postponement thereof, to use the additional time to solicit additional proxies in favor of the Plan Amendment.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of shares of our common stock present in person or represented by proxy at the Special Meeting will vote against the Plan Amendment, we could adjourn the Special Meeting without a vote on the Plan Amendment and use the additional time to solicit the holders of those shares to change their vote in favor of the Plan Amendment.

Recommendation

Our Board of Directors recommends that you vote FOR the approval of the Adjournment Proposal.

Equity Compensation Plan Information

Securities authorized for issuance under equity incentive plans

The following table summarizes information about our equity incentive plans as of December 31, 2023. All outstanding awards relate to our common stock.

Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)(b)($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(#)
Equity compensation plans approved by security holders:
2019 Equity Incentive Plan	3,235,223	$2.45	52,299
2021 Equity Incentive Plan (2)	4,489,893	$14.15	537,772
2022 Equity Incentive Plan (3)	921,476	$9.17	77,326
2021 Employee Stock Purchase Plan (4)	-	$-	565,405
Equity compensation plans not approved by security holders:
2022 Inducement Plan	967,303	$1.94	346,443
Total	9,613,895	$7.31	1,579,246

(1)

Restricted stock units ("RSUs") issued under the 2022 Inducement Plan, 2022 Equity Incentive Plan, 2021 Equity Incentive Plan and 2019 Equity Incentive Plan, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.

(2)

The number of shares of common stock reserved for issuance under the 2021 Equity Incentive Plan will automatically increase annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2022, and continuing until (and including) the fiscal year ending December 31, 2031 by the lesser of (i) 5% of the total number of shares of common stock outstanding on December 31st of the immediately preceding fiscal year and (ii) the number of shares as may be determined by the board of directors. On January 1, 2023, the number of shares of common stock available for issuance under the 2021 Equity Incentive Plan increased by 1,755,501 shares as a result of the evergreen provision.

(3)

The number of shares of common stock reserved for issuance under the 2022 Equity Incentive Plan will automatically increase on January 1 of each calendar year, starting on January 1, 2023 through January 1, 2032, in an amount equal to the lesser of (i) 0.8625% of the total number of shares of common stock outstanding on the last day of the calendar month before the date of each automatic increase, (ii) 554,890 shares, or (iii) such number of shares determined by the administrator of the 2022 Plan. On January 1, 2023, the number of shares of common stock available for issuance under the 2022 Equity Incentive Plan increased by 554,890 shares as a result of the evergreen provision.

(4)

The number of shares of common stock reserved for issuance under the 2021 Employee Stock Purchase Plan will automatically increase annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2022, and continuing until (and including) the fiscal year ending December 31, 2031 by the lesser of (i) 110,080 shares, (ii) 1% of the total number of shares of common stock outstanding on December 31st of the immediately preceding fiscal year and (iii) the number of shares as may be determined by the board of directors. On January 1, 2023, the number of shares of common stock available for issuance under the 2021 Employee Stock Purchase Plan increased by 110,080 shares as a result of the evergreen provision.

DIRECTOR COMPENSATION

The Board engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”), an independent compensation consultant, to provide advice on non-employee director compensation. Based on such review, the Board approved the non-employee director compensation program set forth below for 2023. This program did not change as compared to the 2022 program except with respect to the introduction of cash retainers for the Research and Development Committee.

Board Position	Annual Compensation
Board of Directors
Board Cash Retainer – Non-Employee Directors	$30,000
Additional Chairperson of the Board Cash Retainer	$30,000
Committee Member Cash Retainers
Audit Committee	$7,500
Compensation Committee	$5,000
Nominating and Governance Committee	$4,000
Research and Development Committee	$5,000
Additional Committee Chair Cash Retainers
Audit Committee	$15,000
Compensation Committee	$10,000
Nominating and Governance Committee	$8,000
Research and Development Committee	$5,000

In addition, our non-employee directors are eligible to receive an annual equity award and an equity award at the time the director joins the Board. The annual equity award for 2023 had a grant date fair value equal to $307,975, while the sign-on equity award had a grant date fair value equal to $505,650.

The vesting schedules for the non-employee director equity awards are as follows;

•
The annual equity award will vest in full on the first anniversary of the grant date, subject to the director’s continued service through the applicable vesting date; and
•
The sign-on equity award vest in three equal installments beginning on the first anniversary of the vest commencement date, subject to the director’s continued service through the applicable vesting date.

We also reimburse our directors for reasonable travel and other related expenses incurred in connection with their service on the Board.

During September 2023, the Company entered into advisory agreements with each of Dr. Dupont and Dr. Humphrey to serve as a clinical advisor to the Company for its product development programs. Under the advisory agreements, each of Dr. Dupont and Dr. Humphrey are eligible for a $750.00 hourly payment, subject to an annual maximum payment of $120,000.

2023 Director Compensation Table

The following table sets forth information for the fiscal year ended December 31, 2023 regarding the compensation awarded to, earned by or paid to each of our non-employee directors serving during 2023. Dr. Sullivan also serves as a member of the Board, but does not receive any additional compensation for her service on the Board. Please see the “2023 Summary Compensation Table” within “Executive Compensation” for a summary of the compensation Dr. Sullivan received for her service as our President and Chief Executive Officer during 2023. As Dr. Palani was appointed to the Board in March 2024, he has been excluded from the compensation table below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(4)		Option Awards ($)(2)(3)		Total
John Flavin	$87,500	$307,975		—		$395,475
Thomas Civik	$52,500	$307,975		—		$360,475
Darren Cline	$49,500	$307,975		—		$357,475
Jakob Dupont, M.D. (1)	$32,617	$—		$505,650	(1)	$538,267
Freda Lewis-Hall, M.D.	$34,000	$307,975		—		$341,975
Rachel Humphrey, M.D.	$58,938	$228,772	(5)	—		$287,710

(1)

Dr. Dupont joined the Board on August 23, 2023 upon completion of the acquisition of Apexigen. The total stock options herein include Dr. Dupont’s initial equity award granted upon his appointment to the Board.

(2)	The following table summarizes the equity awards granted to our non-employee directors for their service on the Board during 2023 and the grant date fair values of such equity awards:

Name	Grant Date	Number of Shares Underlying Option Award Grants (#)	Number of Stock Award Grants (#)	Grant Date Fair Value of Option Award Grants ($)(3)	Grant Date Fair Value of Stock Award Grants ($)(4)
John Flavin	3/24/2023	—	139,355	—	$307,975
Thomas Civik	3/24/2023	—	139,355	—	$307,975
Darren Cline	3/24/2023	—	139,355	—	$307,975
Jakob Dupont, M.D.	9/22/2023	392,461	—	$505,650	$—
Freda Lewis-Hall, M.D.	3/24/2023	—	139,355	—	$307,975
Rachel Humphrey, M.D.	3/24/2023	—	58,064	—	$228,772	(5)

(3)

The amount reported in this column reflects the aggregate grant date fair value of the stock options granted for the fiscal year ended December 31, 2023, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 14 – “Stock-Based Compensation” within our Notes to Financial Statements included in Part II, Item 8 within our Annual Report on Form 10-K for the year ended December 31, 2023. Whether, and to what extent, a non-employee director realizes value will depend on our actual operating performance, stock price fluctuations and the non-employee director’s continued service on the Board.

(4)

The amounts reported in this column reflect the aggregate grant date fair values of the restricted stock units (“RSUs”) granted for the fiscal year ended December 31, 2023, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation, calculated based on the number of shares of RSUs granted multiplied by the quoted closing market price of our common stock on the date of grant. These amounts do not reflect the actual economic value that may be realized by the non-employee director. Whether, and to what extent, a non-employee director realizes value will depend on our actual operating performance, stock price fluctuations and the non-employee director’s continued service on the Board.

(5)

During 2023, the Compensation Committee and the Board approved acceleration of the unvested RSUs previously granted to Dr. Humphrey and the amount reported includes $100,451 representing the fair value associated with the accelerated vesting of her 2023 RSU grant.

Director Outstanding Equity Awards at Fiscal Year-End 2023

The following table summarizes the equity awards that were outstanding as of December 31, 2023 for each of our non-employee directors serving during 2023:

	Options Awards (a)	Stock Awards
Name	Number of Shares Underlying Unexercised Options (#)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)
John Flavin	57,916	139,355
Thomas Civik	57,916	139,355
Darren Cline	57,916	139,355
Jakob Dupont, M.D.	419,124 (b)	—
Freda Lewis-Hall, M.D.	57,916	139,355
Rachel Humphrey, M.D.	236,220	—

(a)	Unexercised option awards represent both exercisable and unexercisable awards.
(b)

Dr. Dupont joined the Board on August 23, 2023 upon completion of the acquisition of Apexigen. Pursuant to the Merger Agreement, each outstanding stock option issued by Apexigen to Dr. Dupont was assumed and converted into stock options to acquire Pyxis Oncology common stock, on substantially similar terms and conditions as were applicable under such Apexigen equity plan (the “Replacement Stock Options”). Unexercised options for Dr. Dupont also includes 26,663 Replacement Stock Options in accordance with the Merger Agreement.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

2023 Compensation Overview

Our current executive compensation program is intended to align executive compensation with our business objectives and to enable us to attract, retain and reward executive officers who contribute to our long-term success. The compensation paid or awarded to our executive officers is generally based on the assessment of each individual’s performance compared against the business objectives established for the fiscal year as well as our historical compensation practices. In the case of newly hired executive officers, their compensation is primarily determined based on the negotiations of the parties as well as our historical compensation practices. For 2023, the material elements of our executive compensation program were base salary, annual cash bonuses and equity-based compensation. Our Board engaged Pearl Meyer to assist with the evaluation of our executive compensation program.

This section provides a discussion of the compensation paid or awarded to our President and Chief Executive Officer and our two other most highly compensated executive officers as of December 31, 2023 and one former executive officer of the Company. We refer to these individuals as our “named executive officers”. For 2023, our named executive officers were:

•
Lara Sullivan, M.D., President and Chief Executive Officer;
•
Pamela Connealy, Chief Financial Officer and Chief Operating Officer;
•
Ken Kobayashi, M.D., Chief Medical Officer; and
•
Jay Feingold, M.D., Ph.D., Former Chief Medical Officer.

2023 Compensation of Named Executive Officers

Base Salary. Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. The relative levels of base salary for our named executive officers are designed to reflect each executive officer’s functional specialty and scope of responsibility and accountability with us. The Compensation Committee periodically reviews the base salaries of our executive officers, including our named executive officers, and adjusts (or, in the case of our Chief Executive Officer, may recommend adjustments for approval by the Board) as necessary to reflect changes in the scope of the executive officer’s performance, contributions, responsibilities, prior salary level, position and market conditions. The annual base salary for each of Dr. Sullivan, Ms. Connealy, Dr. Kobayashi and Dr. Feingold for the fiscal year ended December 31, 2023 was $625,000, $473,000, $500,000 and $500,000 respectively. Please see the “Salary” column in the “2023 Summary Compensation Table” for the base salary amounts earned by the named executive officers in 2023.

Annual Cash Bonuses. Historically, we have provided our senior leadership team with short-term incentive compensation through our annual cash bonus plan. Annual bonus compensation holds executives accountable, rewards the executives based on actual business results and motivates our executive officers to achieve annual corporate and individual performance objectives. Our annual cash bonus plan provides cash incentive award opportunities for the achievement of annual performance goals established by the Board at the beginning of each fiscal year. Dr. Sullivan does not have individual performance objectives as she is viewed as more directly responsible for the achievement of our corporate objectives.

Each of our named executive officers are eligible to receive an annual performance cash bonus based on the achievement of pre-established corporate and, in the case of Ms. Connealy and Dr. Kobayashi, individual objectives as determined by the Board and our Compensation Committee, in consultation with the Pearl Myer and upon review of the recommendations of Dr. Sullivan for our other named executive officers. The payment of awards under the 2023 annual cash bonus plan applicable to the named executive officers was subject to the attainment of corporate goals for our President and Chief Executive Officer and a combination of corporate and individual goals, weighted 80% and 20%, respectively, for our other named executive officers. The corporate component of the annual cash bonus plan was determined based on a number of goals relating to (i) clinical development of our product pipeline, weighted 80%, (ii) preclinical support for our lead product candidates, weighted 10% and (iii) investor and business operations, weighted 10%. The individual goals for Ms. Connealy and Dr. Kobayashi were pre-established goals determined based on their functional areas of responsibility.

At the beginning of the performance year, each officer is assigned a target bonus opportunity expressed as a percentage of his or her base salary. Actual bonus payments may be higher or lower than the target bonus amount, as determined by the Board and the Compensation Committee, based on the achievement of the pre-established corporate and, if applicable, individual objectives. The target bonus opportunities, as a percentage of base salary, in 2023 for Dr. Sullivan, Ms. Connealy, Dr. Kobayashi and Dr. Feingold were 60%, 45%, 40% and 40%, respectively. Based on our 2023 performance, the Compensation Committee awarded payouts under our annual cash bonus program in a total payout of 100% of the target bonus opportunity.

In determining the amount of the annual cash bonuses, the Compensation Committee determines the level of achievement of the corporate goals and, if applicable, individual goals for the year. In determining the level of achievement for our named executive officers other than Dr. Sullivan, the Compensation Committee also reviews and considers the recommendations of Dr. Sullivan. These achievement levels are used to determine each named executive officer’s bonus. Based on our 2023 performance, our Compensation Committee awarded payouts under our annual cash bonus program in a total payout of 100% of the target bonus opportunity for each of the continuing named executive officers. Dr. Feingold terminated employment with us prior to December 31, 2023 and, as such, did not receive an annual bonus for 2023.

Actual bonus amounts paid are reflected in the “Non-Equity Incentive Plan Compensation” column of the “2023 Summary Compensation Table” below.

Other Bonuses. From time to time the Board or the Compensation Committee or board may approve discretionary cash bonuses for our named executive officers based on individual performance, company performance or as otherwise determined appropriate. In April 2022, the Compensation Committee and the Board awarded Dr. Sullivan a one-time cash bonus of $200,000 subject to her continued employment for one year, which was paid in April 2023.

Equity Awards. To further align the interests of our executive officers with the interests of our stockholders and to further focus our executive officers on our long-term performance, we grant equity compensation to our named executive officers. In 2023, our named executive officers received equity grants in the form of RSUs with a combination of one-year and four-year vesting schedules. In connection with his appointment to Chief Medical Officer in November 2023, we also granted Dr. Kobayashi stock options that will vest upon the achievement of certain clinical milestones related to data disclosure for PYX-201. In addition, during 2023, the Compensation Committee granted RSUs to Dr. Sullivan and Ms. Connealy on September 7, 2023, with the RSUs vested as of the grant date.

Please see the “Outstanding Equity Awards at 2023 Fiscal Year-End” table for further information regarding the outstanding equity awards held by each of the named executive officers.

On March 24, 2023 and in accordance with the terms of the Pyxis Oncology, Inc. 2019 Equity and Incentive Plan (the “2019 Plan”), the Board approved a stock option repricing (the “Repricing”) where the exercise price of each outstanding stock option issued to our current employees prior to our IPO was reduced to $2.21 per share, the closing stock price on the date of approval by the Board. The Board believes that the Repricing was in the best interests of the Company, as the amended stock options provide added incentives to retain and motivate key contributors to the Company without incurring the stock dilution resulting from significant additional equity grants or significant additional cash expenditures resulting from additional cash compensation. The Board also believed that the Repricing better aligned the interests of the key contributors with our goals.

As a result of the Repricing, the exercise prices for the following options held by each of the named executive officers were adjusted to $2.21 per share: Dr. Sullivan, 1,052,286 stock options; Ms. Connealy, 332,569 stock options; and Dr. Feingold, 174,774 stock options (of which 126,765 were forfeited upon Dr. Feingold’s resignation). Except for the reduction in the exercise prices, all outstanding stock options will continue to remain outstanding in accordance with their current terms and conditions as set forth in the 2019 Plan and the applicable award agreements.

Upon Dr. Feingold’s registration, all unvested options and RSUs granted to Dr. Feingold were canceled on his termination date. Additionally, all vested and unexercised options were subsequently forfeited 90 days after his termination date, in accordance with our equity incentive plans.

Clawback Policy

To comply with the Dodd-Frank Act and Nasdaq listing standards, we have adopted an incentive compensation recoupment policy, or “clawback” policy, which applies to our current and former executive officers, within the meaning of Section 10D of the Exchange Act and Rule 10D-1 promulgated thereunder, who were employed by us or a subsidiary of us during the applicable recovery period. Under the policy, in the event that the financial results upon which a cash or equity-based incentive award was predicated become the subject of a financial restatement that is required because of material non-compliance with financial reporting requirements, the Compensation Committee will conduct a review of awards covered by the policy and recoup any erroneously awarded incentive-based compensation to ensure that the ultimate payout gives retroactive effect to the financial results as restated. The policy covers any cash or equity-based incentive compensation award that was paid, earned or granted to a covered officer during the last completed three fiscal years immediately preceding the date on which we are required to prepare the accounting restatement. The Company’s clawback policy was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

2023 Summary Compensation Table

The following table shows information regarding the compensation of our named executive officers for services performed in the year ended December 31, 2023:

Name and Principal Position	Year	Salary	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	All Other Compensation (6)(7)(8)	Total
Lara Sullivan, M.D.	2023	$625,000	$200,000	$2,686,510	$546,091	$375,000	$9,900	$4,442,501
President and Chief Executive Officer	2022	$565,000	—	$4,150,745	—	$301,428	$9,900	$5,027,073
Pamela Connealy	2023	$473,000	—	$923,684	$187,975	$226,800	$9,900	$1,821,359
Chief Financial Officer and Chief Operating Officer	2022	$430,000	—	$1,341,246	—	$245,466	$9,900	$2,026,612
Ken Kobayashi, M.D.	2023	$49,242	—	—	$812,140	$18,630	$—	$880,013
Chief Medical Officer	2022	—	—	—	—	—	—	—
Jay Feingold, M.D., Ph.D. (1)	2023	$229,167	—	$538,089	$97,081	—	$286,188	$1,053,444
Former Chief Medical Officer	2022	$500,000	—	$1,663,145	—	$220,400	$9,900	$2,393,445

(1)

Dr. Feingold resigned as Chief Medical Officer effective June 15, 2023. As he terminated employment with us prior to December 31, 2023, he did not receive an annual bonus for 2023. Additionally, all stock awards granted to Dr. Feingold in 2023 were forfeited upon his termination date.

(2)	In April 2022, the Compensation Committee and the Board awarded Dr. Sullivan a one-time cash bonus of $200,000 subject to her continued employment for one year, which was paid in April 2023.
(3)

The amounts reported in this column reflect the aggregate grant date fair values of the RSUs granted for the fiscal year ended December 31, 2023, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation, calculated based on the number of shares of RSUs granted multiplied by the quoted closing market price of our common stock on the date of grant. These amounts do not reflect the actual economic value that may be realized by the named executive officers.

(4)

The amounts reported in this column represent the incremental fair value associated with the repricing of outstanding stock options granted to our named executive officers prior to our IPO, computed as of the repricing date in accordance with FASB ASC Topic 718, and do not represent a new option award granted to the named executive officer. The assumptions used in calculating the fair value of the stock options due to repricing reported in this column are set forth in Note 14 – “Stock-Based Compensation” within our Notes to Financial Statements included in Part II, Item 8 within our Annual Report on Form 10-K for the year ended December 31, 2023.

(5)

The amounts reported in this column for 2023 represent annual incentive bonuses that were paid based on the achievement of corporate and, in the case of Ms. Connealy and Dr. Kobayashi, individual performance goals in 2023. Please see the description above under “Annual Cash Bonuses” for further information regarding the 2023 bonuses.

(6)

All Other Compensation for Dr. Feingold consists of $270,833 and $5,455 paid as severance and continuation of health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), respectively, pursuant to his employment agreement, as detailed below in “Employment Agreements.”

(7)	The amounts reported in this column for Dr. Sullivan, Ms. Connealy, and Dr. Feingold reflect the matching 401(k) contribution paid by us on their behalf in the amount of $9,900 for 2023.
(8)

In accordance with SEC rules, the compensation described in this table does not include various health and welfare or other benefits received by our named executive officers that were generally available to all of our regular, full-time employees, as well as certain perquisites and other benefits received by our named executive officers that, in the aggregate, were less than $10,000 for any officer.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of the named executive officers as of December 31, 2023. As Dr. Feingold had no awards outstanding as of December 31, 2023, he is excluded from the “Outstanding Equity Awards at 2023 Fiscal Year-End” table below.

	Option Awards (1)						Stock Awards
Name	Grant Date	Footnote	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Lara Sullivan, M.D.	3/31/2021	(3), (4)	990,461	—	$2.21	3/31/2031	—	—
	9/14/2021	(3), (5)	33,488	28,337	$2.21	9/14/2031	—	—
	10/7/2021	(6)	347,493	614,796	$16.00	10/7/2031	—	—
	3/31/2022	(7)	—	—	—	—	417,698	$751,856
	3/24/2023	(8)	—	—	—	—	703,379	$1,266,082
Pamela Connealy	7/31/2021	(3), (9)	194,701	127,564	$2.21	7/31/2031	—	—
	9/15/2021	(3), (5)	5,581	4,723	$2.21	9/15/2031	—	—
	12/6/2021	(10)	31,987	20,957	$9.64	12/6/2023	—	—
	3/31/2022	(7)	—	—	—	—	139,233	$250,619
	3/24/2023	(8)	—	—	—	—	209,803	$377,645
Ken Kobayashi, M.D.	12/29/2023	(11)	—	443,514	$1.80	12/29/2033	—	—
	12/29/2023	(12)	—	110,878	$1.80	12/29/2033	—	—

(1)	Unexercised option awards represent both vested and unvested option awards.
(2)	The market value of shares that have not vested reflects a stock price of $1.80, our closing stock price on December 29, 2023, the last trading day of fiscal year 2023.
(3)

In accordance with the terms of the 2019 Plan, the Board approved a stock option repricing pursuant to which option awards granted prior to our IPO under the 2019 Plan were amended to reduce the exercise price to $2.21 per share, the closing stock price on the date of Board approval. Except for the modified exercise price, all other terms and conditions of each of the option awards will continue as set forth in the 2019 Plan and the applicable award agreements.

(4)	These stock options vest in 48 substantially-equal monthly installments beginning January 2, 2020, subject to the named executive officer’s continued employment through the applicable vesting date.
(5)

These stock options vested 25% on the first anniversary of the closing of the initial public offering, and then vest in 36 substantially-equal monthly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.

(6)

Two-thirds of these stock options vested 25% on the first anniversary of the grant date, and then vest in 36 substantially-equal monthly installments thereafter, and one-third of these stock options vest in full on the fourth anniversary of the grant date, in each case, subject to the named executive officer’s continued employment through the applicable vesting date.

(7)

These RSUs vested 25% on the first anniversary of March 31, 2022, and then vest in 12 substantially-equal quarterly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.

(8)

These RSUs vested 25% on the first anniversary of March 24, 2023, and then vest in 12 substantially-equal quarterly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.

(9)

These stock options vested 25% on the first anniversary of July 31, 2021, and then vest in 36 substantially-equal monthly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.

(10)

These stock options vested 25% on July 19, 2022, and then vest in 36 substantially-equal monthly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.

(11)

The shares subject to this option will vest over four years, with 25% vesting on November 27, 2024 and the remainder vesting in 36 equal monthly installments thereafter, subject to the named executive officer’s continued employment through the applicable vesting date.

(12)	The shares subject to this option will vest upon the achievement of certain clinical milestones related to data disclosure for PYX-201.

Employment Agreements, Severance and Change in Control Agreements

Lara Sullivan, M.D.

We entered into an employment letter agreement with Dr. Sullivan in October 2019, which was subsequently amended in connection with our IPO and again in October 2022. Under the terms of the amended letter agreement, in the event that Dr. Sullivan is terminated by us for any reason other than for “cause” or she terminates her employment for “good reason”, she will be entitled to receive, upon execution and effectiveness of a release of claims, base salary for a period of twelve (12) months and up to twelve (12) months of continued health insurance coverage at the Company’s expense. In addition, in the event of termination by us for any reason other than for “cause” or due to “good reason” within three (3) months before or twelve (12) months following a change of control of Pyxis Oncology, subject to the execution and non-revocation of a release of claims, (i) Dr. Sullivan will receive a cash payment in an amount equal to the sum of eighteen (18) months’ base salary and Dr. Sullivan’s target annual bonus, payable in a lump sum on the 60th day following such termination of employment, unless required to be paid in installments to comply with Section 409A of the Code, (ii) up to twelve (12) months of continued health insurance coverage at our expense and (iii) any unvested portions of the option awards granted to Dr. Sullivan will immediately vest in full on the date of termination. Dr. Sullivan’s amended letter agreement also provides for any unvested portion of stock options and stock awards granted to fully vest in the event of a change in control in which neither Pyxis Oncology nor its successor entity (if applicable) assumes, substitutes or continues the unvested portion of such award. In the event that we terminate Dr. Sullivan with “cause” or she resigns without “good reason”, then she will not be entitled to receive severance benefits. Dr. Sullivan’s letter agreement also contains IP assignment obligations.

Pamela Connealy

We entered into an employment letter agreement with Ms. Connealy in June 2021, which was subsequently amended in connection with our IPO and again in November 2022. Under the terms of the amended letter agreement, in the event that Ms. Connealy is terminated by us without “cause” or due to disability or she terminates her employment for “good reason”, she will be entitled to receive, upon execution and effectiveness of a release of claims, base salary for a period of nine (9) months and up to nine (9) months of COBRA premiums. In addition, in the event of termination by us for any reason other than for “cause” or Ms. Connealy’s resignation due to “good reason” within three (3) months before or twelve (12) months following a change of control of Pyxis Oncology, Ms. Connealy will receive a lump sum payment equal to twelve (12) months of base salary plus Ms. Connealy’s target annual bonus, payable in a single lump sum on the 60th day following such termination of employment, and up to twelve (12) months of COBRA premiums. Ms. Connealy’s amended letter agreement also provides for any unvested portion of stock options and stock awards granted to fully vest in the event of a change in control in which neither Pyxis Oncology nor its successor entity (if applicable) assumes, substitutes or continues the unvested portion of such award. Under the terms of the amended letter agreement, if the payments and benefits to Ms. Connealy under the amended letter agreement or another plan, arrangement or agreement would subject her to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, but only if such reduction will result in Ms. Connealy receiving a higher net after-tax amount.

Ken Kobayashi, M.D.

We entered into an employment letter agreement with Dr. Kobayashi in November 2023, in connection with his appointment to the position of Chief Medical Officer. Under the terms of the employment letter agreement, in the event that Dr. Kobayashi is terminated by us without “cause” or due to disability or he terminates his employment for “good reason”, he will be entitled to receive, upon execution and effectiveness of a release of claims, base salary for a period of nine (9) months and up to nine (9) months of continued health insurance coverage at our expense. In addition, in the event of termination by us for any reason other than for “cause” or Dr. Kobayashi’s resignation due to “good reason” within three (3) months before or twelve (12) months following a change of control of Pyxis Oncology, Dr. Kobayashi will receive a lump sum payment equal to twelve (12) months of base salary plus Dr. Kobayashi’s target annual bonus, payable in a single lump sum on the 60th day following such termination of employment, and up to twelve (12) months of continued health insurance coverage at our expense. Dr. Kobayashi’s employment letter agreement also provides for any unvested portion of stock options and stock awards granted to fully vest in the event of a change in control in which neither Pyxis Oncology nor its successor entity (if applicable) assumes, substitutes or continues the unvested portion of such award. Under the terms of the amended letter agreement, if the payments and benefits to Dr. Kobayashi under the employment letter agreement or another plan, arrangement or agreement would subject him to the excise tax imposed by Section 4999 of the Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, but only if such reduction will result in Dr. Kobayashi receiving a higher net after-tax amount.

Jay Feingold, M.D., Ph.D.

Dr. Feingold resigned as Chief Medical Officer in June 2023. In connection with Dr. Feingold’s termination, pursuant to his employment letter agreement with us, Dr. Feingold received a separation payment of $270,833 and COBRA premiums with a value of $5,455.

Retirement Plan

We maintain the Pyxis Oncology 401(k) Plan (the “401(k) Plan”), a qualified 401(k) savings plan that provides participants with an opportunity to save for retirement on a tax advantaged basis. Eligible employees, including our named executive officers, are able to contribute 100% of his or her eligible compensation up to the maximum amount allowed under Internal Revenue Service guidelines. Currently, we match 50% of each eligible employee’s contributions up to 6% of total eligible compensation. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) Plan currently does not offer the ability to invest in our securities. Employees are immediately and fully vested in their contributions.

Employee Stock Purchase Plan

We maintain an employee stock purchase plan (the “ESPP”), which is designed to allow our eligible employees to purchase shares of our common stock at designated intervals at a discounted price of 15% through payroll deductions or other contributions. Employees who are United States tax residents may benefit from favorable tax treatment as the ESPP is intended to quality as an employee stock purchase plan under Section 432 of the Code.

Compensation Risk Assessment

We conducted an assessment of the risks associated with our compensation practices and policies, and determined that risks arising from such policies and practices are not reasonably likely to have a material adverse effect on us. In conducting the assessment, we undertook a review of our compensation philosophies, our compensation governance structure and the design and oversight of our compensation programs. Overall, we believe that our programs include an appropriate mix of fixed and variable features, and short- and long-term incentives with compensation-based goals aligning with corporate goals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the record date:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of the record date, through the exercise of any option, warrant or other right. In computing the percentage beneficial ownership of a person, common stock not outstanding and subject to options, warrants or other rights held by that person that are currently exercisable or exercisable within 60 days of the record date are deemed outstanding for purposes of calculating the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Subject to the foregoing, percentage of beneficial ownership is based on 59,422,945 shares of common stock outstanding as of the record date of September 9, 2024.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is c/o Pyxis Oncology, Inc., 321 Harrison Avenue, Boston, Massachusetts 02118.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
5% Stockholders:
Entities affiliated with Pfizer Inc. (1)	7,032,770	11.8%
Ridgeback Capital Investments L.P. (2)	5,956,443	9.8%
Deep Track Biotechnology Master Fund, Ltd. (3)	4,184,100	7.0%
Laurion Capital Management LP (4)	3,861,179	6.5%
Lara Sullivan, M.D. (5)	3,399,173	5.6%

Directors and Executive Officers:
Pamela Connealy (6)	866,061	1.4%
John Flavin (7)	435,712	*
Thomas Civik (8)	279,802	*
Darren Cline (9)	274,102	*
Freda Lewis-Hall, M.D. (10)	264,102	*
Rachel Humphrey, M.D. (11)	215,544	*
Jakob Dupont, M.D. (12)	157,483	*
Santhosh Palani, Ph.D., CFA (13)	—	*
Michael Metzger (14)	—	*
Ken Kobayashi, M.D. (15)	—	*
Jay Feingold, M.D., Ph.D. (16)	265,734	*
All executive officers and directors as a group (11 persons) (17)	5,891,979	9.8%

*	Indicates beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)

Based on a Schedule 13G/A filed on March 23, 2023 by Pfizer Inc. (“Pfizer”) and Pfizer Ventures (US) LLC (“PVUS”), with Pfizer reporting sole voting and dispositive power over 5,952,263 shares and each of Pfizer and PVUS reporting shared voting and dispositive power over 1,080,507 shares. The address for Pfizer and PVUS is 66 Hudson Boulevard East, NY 10001.

(2)

Based on (i) a Schedule 13G filed on January 26, 2024 by Ridgeback Capital Investments L.P. (“RCILP”), with RCILP, Ridgeback Capital Investments LLC (“RCI”), and Ridgeback Capital Management LLC (“RCM”) reporting shared voting and dispositive power over 4,345,228 shares and (ii) 1,611,215 shares underlying Pre-Funded Warrants issued to RCILP in the Private Placement transaction, pursuant to the terms of a securities purchase agreement dated February 26, 2024 between us and certain purchasers named therein, which closed on February 29, 2024, the exercise of which is subject to a beneficial ownership limitation of 9.99% of our outstanding shares of common stock. RCI is the general partner of RCILP. Pursuant to an investment agreement, RCM maintains investment and voting power with respect to the securities held or controlled by RCI. Wayne Holman, an individual, controls RCM and may be deemed to directly or indirectly exercise power to vote or dispose of the securities issued to RCILP. The business address of RCILP is c/o RCM 348 West 14th Street, Floor 4, New York, NY 10014.

(3)

Based on the Schedule 13G filed on March 8, 2024, reflecting the purchase of common stock in the Private Placement transaction, pursuant to the terms of a securities purchase agreement dated February 26, 2024 between us and certain purchasers named therein, which closed on February 29, 2024. Deep Track Capital, LP (the “Investment Manager”) serves as the investment manager to Deep

Track Biotechnology Master Fund, Ltd. (“Deep Track Master Fund”) and may be deemed to beneficially own such shares. Deep Track Capital GP, LLC (the “General Partner”), is the General Partner of the Investment Manager. David Kroin is the Chief Investment Officer of the Investment Manager and managing member of the General Partner and may be deemed to beneficially own such shares. The business address of the Deep Track Master Fund, the Investment Manager, the General Partner and Mr. Kroin is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.

(4)

Based on (i) a Schedule 13G filed on February 8, 2023 by Laurion Capital Management LP (“LP”), with Messrs. Benjamin A. Smith and Sheehan Maduraperuma each reporting shared voting and dispositive power over 3,170,803 shares and (ii) 690,376 shares of our common stock issued in the Private Placement transaction, pursuant to the terms of a securities purchase agreement dated February 26, 2024 between us and certain purchasers named therein, which closed on February 29, 2024. LP the investment manager of Laurion Capital Master Fund Ltd. (“Laurion”), has voting and investment power over the securities held by Laurion. Messrs. Benjamin A. Smith and Sheehan Maduraperuma are the managing members of Laurion Capital GP LLC, which is the general partner of LP, and each of Benjamin A. Smith and Sheehan Maduraperuma reports shared voting and dispositive power over the 3,861,179 shares held by Laurion. Each of Laurion, Laurion Capital GP LLC, Benjamin A. Smith and Sheehan Maduraperuma disclaims beneficial ownership over these securities. The business address for Laurion, Mr. Smith, and Mr. Maduraperuma is c/o the LP, 360 Madison Avenue, Suite 1900, New York NY 10017.

(5)

Consists of 1,866,547 shares of common stock held directly by Dr. Sullivan and 1,532,626 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.

(6)

Consists of 529,050 shares of common stock held directly by Ms. Connealy and 337,011 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.

(7)

Consists of 377,796 shares of common stock held directly by Mr. Flavin and 57,916 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.

(8)

Consists of 221,886 shares of common stock held directly by Mr. Civik and 57,916 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.

(9)

Consists of 216,186 shares of common stock held directly by Mr. Cline and 57,916 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.

(10)

Consists of 206,186 shares of common stock held directly by Dr. Lewis-Hall and 57,916 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.

(11)

Consists of 58,064 shares of common stock held directly by Dr. Humphrey and 157,480 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.

(12)	Consists of 157,483 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.
(13)	Dr. Palani did not own any shares of common stock, any stock options issuable upon the exercise of stock options, or any restricted stock exercisable or vesting within 60 days of the record date.
(14)	Mr. Metzger did not own any shares of common stock, any stock options issuable upon the exercise of stock options, or any restricted stock exercisable or vesting within 60 days of the record date.
(15)	Dr. Kobayashi did not own any shares of common stock, any stock options issuable upon the exercise of stock options, or any restricted stock exercisable or vesting within 60 days of the record date.
(16)	Dr. Feingold resigned as Chief Medical Officer effective June 15, 2023. Shares in the table above reflect his ownership as of his departure date.
(17)

Consists of 3,475,715 shares of common stock held and 2,416,264 shares of common stock issuable upon the exercise of stock options and restricted stock exercisable or vesting within 60 days of the record date.

ADDITIONAL INFORMATION

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in our proxy statement and form of proxy for the 2025 annual meeting of stockholders, stockholder proposals must be received at our principal executive offices, c/o Corporate Secretary, Pyxis Oncology, Inc., 321 Harrison Avenue, Boston, Massachusetts 02118, no later than December 27, 2024, and must comply with the requirements established by the SEC. Pursuant to our bylaws, a stockholder proposal of business submitted outside of the process established in Rule 14a-8 and nominations of directors must be received no earlier than February 11, 2025 and no later than March 13, 2025 and must otherwise comply with the requirements set forth in our bylaws.

In addition to satisfying the foregoing requirements under our bylaws with respect to director nominations and notice required, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide an additional notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2025.

Other Matters

We know of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us on the proxy card will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

Lara Sullivan, M.D. President and Chief Executive Officer

Boston, Massachusetts

[______ __], 2024

APPENDIX A-1

FIRST AMENDMENT TO

PYXIS ONCOLOGY, INC.

2021 EQUITY AND INCENTIVE PLAN

WHEREAS, Pyxis Oncology, Inc. (the “Company”) has heretofore adopted the Pyxis Oncology, Inc. 2021 Equity and Incentive Plan (the “Plan”); and

WHEREAS, the Company wishes to amend the Plan to increase the number of shares of common stock of the Company, par value $0.001 per share, available for issuance under the Plan;

NOW, THEREFORE, the Plan shall be amended, effective as the date on which the stockholders of the Company approve such amendment at a 2024 Special Meeting of Stockholders, as follows:

1. The first sentence of Section 1.5 is deleted and replaced with the following:

Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, [9,352,807] shares of Common Stock shall initially be available for all awards under this Plan, other than Substitute Awards.

2. Except as modified herein, the remaining terms of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned officer of the Company, acting pursuant to authority granted to the officer by the Board of Directors of the Company, has executed this instrument on this ___ day of ________, 2024.

PYXIS ONCOLOGY, INC.

By:

Name:

Title:

APPENDIX A-2

Pyxis Oncology, Inc.

2021 Equity and Incentive Plan

Adopted By The Board Of Directors: September 24, 2021

Approved By The Stockholders: September 30, 2021

Termination Date: September 27, 2031

I.
Introduction
1.1
Purposes. The purposes of the Pyxis Oncology, Inc. 2021 Equity and Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long‑term best interests of the Company and its stockholders.
1.2
Certain Definitions.

“Agreement” means the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise specified in the applicable Agreement or other employment agreement or written agreement between the Company and holder and which is in effect on the date of grant of the applicable award, conduct involving one or more of the following by holder: (i) material failure to perform a substantial portion of holder’s duties and responsibilities in accordance with the terms or requirements of holder’s position, except in the case of holder’s physical or mental illness; (ii) disloyalty, gross negligence, willful misconduct, or dishonesty that materially injures the Company or a breach of fiduciary duty to the Company; (iii) the conviction of (x) a felony or (y) a misdemeanor involving moral turpitude or fraud that materially injures the Company; (iv) the commission of an act of embezzlement or fraud; or (v) holder’s material breach of any written agreement between the Company and holder; provided, in the case of clauses (i), (ii) and (v), that the Company provides holder with written notice that specifically identifies the conduct that the Company believes to constitute Cause, and holder fails to remedy such conduct within 15 days following holder’s receipt of such notice.

“Change in Control” has the meaning set forth in Section 5.8(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of NASDAQ or, if the Common Stock is not listed on NASDAQ, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

“Company” means Pyxis Oncology, Inc., a Delaware corporation, or any successor thereto.

“Disability” means, with respect to a holder, the inability of such holder to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and will be determined by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Person” means any natural person, entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” does not include: (i) the Company or any Subsidiary; (ii) any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of this Plan, is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

“Fair Market Value” means the closing transaction price of a share of Common Stock as reported on NASDAQ on the date as of which such value is being determined or, if the Common Stock is not listed on NASDAQ, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that the Company may in its discretion use the closing transaction price of a share of Common Stock on the day preceding the date as of which such value is being determined to the extent the Company determines such method is more practical for administrative purposes, such as for purposes of tax withholding. Notwithstanding the foregoing, if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code; provided, further, in the case of grants made in connection with the Initial Public Offering, Fair Market Value shall mean the price per share at which shares of Common Stock are initially offered for sale to the public by the Company’s underwriters in the Initial Public Offering.

“Free-Standing SAR” means a SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs that are exercised.

“Incentive Stock Option” means an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Director” has the meaning set forth in Section 5.8(a)(5).

“Initial Public Offering” means the initial public offering of the Company registered on Form S-1 (or any successor form under the Securities Act of 1933, as amended).

“Non-Employee Director” means any member of the Board who is not an officer or employee of the Company or any Subsidiary.

“Nonstatutory Stock Option” means an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” means an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” means a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” means the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. For example, such criteria and objectives may include one or more of the following corporate-wide or Subsidiary, division, operating unit, line of business, project, geographic or individual measures: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, economic value created; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, business expansion, cost targets, acquisitions or divestitures, publication, clinical or regulatory milestones, research and development achievements, licenses, collaborations, joint ventures or promotional arrangements or such other goals as the Committee may determine whether or not listed herein, or any combination of the foregoing. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude components of any performance measure, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” means any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” means the Pyxis Oncology, Inc. 2019 Stock Plan and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of the Plan.

“Restricted Stock” means shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” means an award of Restricted Stock under this Plan.

“Restricted Stock Unit” means a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” means an award of Restricted Stock Units under this Plan.

“Restriction Period” means any period designated by the Committee during which either (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” means a stock appreciation right, which may be a Free‑Standing SAR or a Tandem SAR.

“Stock Award” means a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subject Person” has the meaning set forth in Section 5.8(a)(1).

“Subsidiary” means any corporation, limited liability company, partnership, joint venture, or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” means an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” means an SAR which is granted in tandem with, or by reference to, an option (including a Nonstatutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of

Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” has the meaning set forth in Section 5.5.

“Ten Percent Holder” has the meaning set forth in Section 2.1(a).

1.3
Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonstatutory Stock Options; (ii) SARs in the form of Tandem SARs or Free‑Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award, and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan, and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder (including, without limitation, authority with respect to granting equity awards, determining terms of the award agreements and waiver or acceleration of vesting conditions) to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Amended and Restated Certificate of Incorporation and/or Amended and Restated Bylaws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4
Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence. Notwithstanding anything herein to the contrary, the aggregate value of cash compensation to be paid and the grant date fair value of equity awards that may be granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $1,000,000, multiplied by 1.5x with respect to the fiscal year of a Non-Employee Director’s initial service as a Non-Employee Director; provided, further, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company.
1.5
Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, ~~3,852,807~~ [9,352,807] shares of Common Stock shall initially be available for all awards under this Plan, other than Substitute Awards. Subject to adjustment as provided in Section 5.7, no more than 7,705,614 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock available under the Plan shall increase annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2022, and continuing until (and including) the fiscal year ending December 31, 2031, with such annual increase equal to an amount equal to the lesser of (i) 5% of the number of shares of Common Stock issued and outstanding on December 31st of the immediately preceding fiscal year, and (ii) an amount determined by the Board. The number of shares of Common Stock that remain available for future grants under this Plan shall be reduced by the sum of the aggregate number of shares of Common Stock that become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or the Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. In addition, shares of Common Stock subject to an award under this Plan or the Prior Plan shall again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding anything herein to the contrary, shares repurchased by the Company on the open market with the proceeds of an option exercise shall not again be available under this Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II.
Stock Options and Stock Appreciation Rights
2.1
Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonstatutory Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonstatutory Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)
Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b)
Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option may be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option may not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.
(c)
Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either: (A) in cash; (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation; (D) in cash by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise; (E) in any other form of legal consideration that may be acceptable to the Committee and specified in the Agreement; or (F) a combination of (A), (B), (C) and (E), in each case to the extent set forth in the Agreement relating to the option; (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option; and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2
Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)
Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b)
Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR may be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR may be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free‑Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.
(c)
Method of Exercise. A Tandem SAR may be exercised by (i) giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised by (A) giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).
2.3
Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death, or any other reason; or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement. Upon a termination of employment other than for Cause, the holder may exercise his or her option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the applicable Agreement or other written agreement between the holder and the Company; provided, however, that in no event may an option or SAR be exercised after the expiration of its maximum term, as set forth in the applicable Agreement; provided further, that an option or SAR (whether vested or unvested) shall terminate immediately upon a termination for Cause:
(a)
three (3) months following the date of such termination if the Option is an Incentive Stock Option (other than any termination due to the holder’s Disability or death);
(b)
three (3) months following the date of such termination if such termination is a termination without Cause (other than any termination due to the holder’s Disability or death) or resignation by the holder;
(c)
twelve (12) months following the date of such termination if such termination is due to the holder’s Disability;
(d)
twelve (12) months following the date of such termination if such termination is due to the holder’s death; or
(e)
twelve (12) months following the date of the holder’s death if such death occurs following the date of such termination but during the period such option or SAR is otherwise exercisable (as provided in (a) or (b) above).

Following the date of such termination of employment, to the extent that the holder does not exercise such option or SAR within the applicable post-termination exercise period (or, if earlier, prior to the expiration of the maximum term of such option or SAR), such unexercised portion of the option or SAR shall terminate, and the holder shall have no further right, title or interest in the terminated option or SAR, the Common Stock subject to the terminated option or SAR, or any consideration in respect of the terminated option or SAR.

2.4
NO REPRICING. The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.
2.5
NO DIVIDEND EQUIVALENTS. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.
III.
Stock Awards
3.1
Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.
3.2
Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)
Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.
(b)
Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.
(c)
Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.
(d)
Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.
3.3
Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a)
Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.
(b)
Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.
(c)
Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4
Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion.
3.5
Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death, or any other reason; or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.
IV.
Performance Awards
4.1
Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.
4.2
Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a)
Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.
(b)
Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.
(c)
Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.
4.3
Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death, or any other reason; or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.
V.
General
5.1
Effective Date and Term of Plan. This Plan shall be effective as of the business day prior to the date upon which the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission relating to the registered underwritten public offering of shares of Common Stock becomes effective. This Plan shall terminate on the tenth anniversary of Board approval of the Plan, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board.
5.2
Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if stockholder approval is required by applicable law, rule or regulation, including any rule of NASDAQ or any other stock exchange on which the Common Stock is then traded; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.
5.3
Agreement. The Company may condition an award holder’s right (a) to exercise, vest or settle the award and (b) to receive delivery of shares, on the execution and delivery to the Company of an Agreement and the completion of other requirements, including, but not limited to, the execution of a nonsolicitation agreement by the recipient and delivery thereof to the Company. Notwithstanding anything contained herein to the contrary, the Committee may approve an Agreement that, upon the termination of an award holder’s employment or service, provides that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level.
5.4
Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust, or similar entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.
5.5
Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) a cash payment by a broker-dealer acceptable to the Company; or (E) any combination of (A), (B), and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as shall not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.
5.6
Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.
5.7
Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable) shall be appropriately adjusted by the

Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
5.8
Change in Control.
(a)
For purposes of this Plan, “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(1)
any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(2)
there is consummated a merger, consolidation, or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation, or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(3)
there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license, or other disposition;
(4)
the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; or
(5)
during any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any Person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such Person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board shall be deemed to be an Incumbent Director. For purposes of this clause (5), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (w) the Company or any of its Affiliates, within the meaning of Rule 12b-2 under Section 12 of the Exchange Act; (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (y) an underwriter temporarily holding securities pursuant to an offering of such securities; or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company and (B) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3), (4) or (5) shall also constitute a “change in control event,” as defined in Treasury Regulation § 1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

(b)
Subject to the terms of the applicable Agreements, in the event of a Change in Control, the Board, as constituted prior to the Change in Control, may, in its discretion:
(1)
require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;
(2)
require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or
(3)
require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(b)(1), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(b)(1); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above or the issuance of shares or other property pursuant to clause (ii) above.
5.9
Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.
5.10
No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11
Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.
5.12
Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.
5.13
Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
5.14
Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.
5.15
Compliance with Section 409A of the Code. To the extent that the Board determines that any award granted hereunder is subject to Section 409A of the Code, the Plan and applicable Agreement will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in the Plan (and unless the Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such holder’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
5.16
Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Rights Reserved

PYXIS ONCOLOGY
P.O. BOX 8016, CARY, NC 27512-9903

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Pyxis Oncology, Inc.

Special Meeting of Stockholders

For stockholders of record as of September 9, 2024

Wednesday, October 23, 2024 10:00 AM, Eastern Time

Special Meeting to be held live via the internet - please visit at www.proxydocs.com/PYXS for more details

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Eastern Time, October 23, 2024.

Internet:
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Phone:
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Mail:

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Virtual:
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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jitendra Wadhane and Pamela Connealy (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes him/her to vote all the shares of capital stock of Pyxis Oncology, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in his/her discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

PYXIS ONCOLOGY

Pyxis Oncology, Inc. Special Meeting of Stockholders

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

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FOR FOR